Filed pursuant to Rule 497

File No. 333-149374

FS INVESTMENT CORPORATION

Supplement dated January 4, 2011

to

Prospectus dated May 17, 2010

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Investment Corporation dated May 17, 2010, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”).

You should carefully consider the “Risk Factors” beginning on page 29 of the Prospectus before you decide to invest in shares of our common stock.

Increase in Public Offering Price

On December 31, 2010, we determined to increase our public offering price from $10.50 to $10.65 per share. This increase in our public offering price to $10.65 per share was effective as of our January 3, 2011 semi-monthly closing and first applied to subscriptions received from December 16, 2010 through December 31, 2010. The purpose of this action was to ensure that our net asset value per share did not exceed our net offering price per share, as required by the Investment Company Act of 1940, as amended.